NewsRelease

Teledyne to Acquire Varex Imaging Corporation

THOUSAND OAKS, Calif. and SALT LAKE CITY, Utah – August 10, 2026 – Teledyne Technologies Incorporated (NYSE:TDY) (“Teledyne”) and Varex Imaging Corporation (NASDAQ:VREX) (“Varex”) jointly announced today that they have entered into a definitive agreement under which Teledyne will acquire all of the outstanding common shares of Varex for $18.90 per share payable in cash. The aggregate value for the transaction is approximately $1.1 billion, taking into account Varex’s equity awards and net debt as of April 3, 2026. The transaction was unanimously approved by the Boards of Directors of Teledyne and Varex.

For decades, Varex has pioneered the development of X-ray sources and digital X-ray detectors, and also provides high-voltage interconnects and imaging software to global OEM manufacturers. Varex’s X-ray tubes, flat panel and photon counting detectors, and connect and control accessories are used in medical diagnostic imaging, non-destructive inspection, security and vehicle inspection systems, and analysis and measurement applications.

“Teledyne entered the healthcare market with the acquisition of Teledyne DALSA in 2011, which was beginning to develop low-dose, high-resolution CMOS-based X-ray detectors. Nearly ten years ago, we expanded our presence with the acquisition of Teledyne e2v in 2017, a long-term supplier of magnetrons to cancer radiotherapy OEMs. Nevertheless, while Teledyne and Varex serve similar customers with related technologies, our products are uniquely complementary with minimal overlap,” said Robert Mehrabian, Executive Chairman of Teledyne. “For example, while Teledyne produces X-ray detectors, we do not provide detectors suited for high-radiation environments such as oncology, as does Varex. In addition, only Varex provides new advanced photon counting detectors for healthcare and industrial inspection. Finally, while Teledyne produces various vacuum electronics, like magnetrons, we have never produced X-ray tubes for radiography, fluoroscopy or computed tomography applications.”

Sunny Sanyal, President, Chief Executive Officer and Director of Varex, commented, “Joining Teledyne marks an exciting new chapter for Varex. This transaction provides a substantial premium for our shareholders and exciting opportunities for our customers and employees across the medical and industrial markets we serve. Our X-ray technologies fit naturally alongside Teledyne's product portfolio, and its resources will help us accelerate adoption of our advanced imaging solutions, and development of the next generation of products.”

This transaction is anticipated to be completed in early 2027 and is subject to customary closing conditions, including regulatory approvals and Varex’s stockholder approval.

Evercore is acting as exclusive financial advisor and Orrick, Herrington & Sutcliffe LLP is acting as legal counsel to Varex. Latham & Watkins LLP and McGuireWoods LLP are acting as legal counsel to Teledyne.

About Teledyne
Teledyne Technologies is a leading provider of sophisticated digital imaging products and software, instrumentation, aerospace and defense electronics, and engineered systems. Teledyne's operations are primarily located in the United States, the United Kingdom, Canada, and Western and Northern Europe. For more information, visit Teledyne's website at www.teledyne.com.

About Varex
Varex Imaging Corporation is a leading innovator, designer, and manufacturer of X-ray imaging components, which include X-ray tubes, digital detectors, and other image processing solutions that are key components of X-ray imaging systems, as well as X-ray imaging systems for industrial applications. Headquartered in Salt Lake City, Utah, Varex employs approximately 2,400 people located in North America, Europe, and Asia. For more information, visit vareximaging.com.

Additional Information About the Acquisition and Where to Find It
In connection with the proposed transaction (the “Transaction”), Varex will file with the Securities and Exchange Commission (the “SEC”) a proxy statement (the “Proxy Statement”) relating to a special meeting of Varex’s stockholders to be held to adopt the Merger Agreement, and Varex will mail the definitive Proxy Statement to its stockholders and file other documents regarding the proposed Transaction with the SEC. This communication is not a substitute for the Proxy Statement or any other document that Varex may file with the SEC in connection with the proposed Transaction. INVESTORS AND SECURITY HOLDERS OF VAREX ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, ANY AMENDMENTS OR SUPPLEMENTS TO THE PROXY STATEMENT, AND OTHER DOCUMENTS FILED BY VAREX WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by Varex through the website maintained by the SEC at www.sec.gov. Security holders will also be able to obtain free copies of the documents filed by Varex with the SEC on Varex’s website at www.vareximaging.com.

No Offer or Solicitation
This communication is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Cautionary Statement Regarding Forward-Looking Statements
This release contains forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995, with respect to management's beliefs about the financial condition, results of operations and businesses of Teledyne and Varex in the future. Forward-looking statements involve risks and uncertainties, are based on the current expectations of the management of Teledyne and Varex and are subject to uncertainty and changes in circumstances. The forward-looking statements contained herein may include statements about the expected effects of Teledyne's proposed acquisition of Varex, potential benefits to Varex’s customers and employees, the anticipated timing and scope of the proposed Transaction and anticipated synergies related to the proposed Transaction, and other strategic options. Forward-looking statements generally are accompanied by words such as "projects", "intends", "expects", "anticipates", "targets", "estimates", "will" and words of similar import that convey the uncertainty of future events or outcomes. All statements made in this communication that are not historical in nature should be considered forward-looking. By its nature, forward-looking information is not a guarantee of future performance or results and involves risks and uncertainties because it relates to events and depends on circumstances that will occur in the future.

Actual results could differ materially from these forward-looking statements. Many factors could change anticipated results, including the occurrence of any event, change or other circumstances that could give rise to the right of Teledyne or Varex or both to terminate the Merger Agreement; the outcome of any legal proceedings that may be instituted against Teledyne or Varex in connection with the Merger Agreement; the failure to satisfy any of the conditions to the proposed Transaction, including regulatory approvals, on a timely basis or at all; the inability to complete the acquisition and integration of Varex successfully, to retain customers and key employees and to achieve operating synergies, including the possibility that the anticipated benefits of the proposed Transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Teledyne and Varex do business; the possibility that the proposed Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the parties' ability to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed Transaction; changes in relevant tax and other laws; the inability to develop and market new competitive products; inherent uncertainties involved in the estimates and judgments used in the preparation of financial statements and the providing of estimates of financial measures, in accordance with U.S. GAAP and related standards; and operating results of Varex being lower than anticipated.

Additional factors that could cause results to differ materially from those described above can be found in Teledyne's Annual Report on Form 10-K for the year ended December 28, 2025, and its Quarterly Reports on Form 10-Q for the periods ended March 29 and June 28, 2026, all of which are on file with the SEC and available in the "Investors" section of Teledyne's website, www.teledyne.com, under the heading "Investor Information" and in other documents Teledyne files with the SEC, and in Varex’s Annual Report on Form 10-K for the year ended October 3, 2025, and its Quarterly Reports on Form 10-Q for the periods ended January 2 and April 3, all of which are on file with the SEC and in other documents Varex files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Teledyne nor Varex assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Teledyne Technologies Incorporated

Contact:	Jason VanWees Vice Chairman (805) 373-4542

Varex Imaging Corporation

Contact:	Sam Maheshwari Chief Financial Officer (801) 973-1574 investors@vareximaging.com